Exhibit 10.10

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

THIS NOVATION AGREEMENT is made on 3 November 2014

BETWEEN:

1.                                      GLAXO GROUP LIMITED, a private limited company incorporated in England and Wales whose registered office is at 980 Great West Road, Brentford, Middlesex, England TW8 9GS (“GGL”);

2.                                      NOVARTIS PHARMA AG, a corporation (Aktiengesellschaft) incorporated in Switzerland whose registered office is at Lichtstrasse 35, 4056 Basel, Switzerland (“Novartis”); and

3.                                      GENMAB A/S, a Danish corporation having its principal office at Bredgade 34E, DK- 1260, Copenhagen K, Denmark (“Genmab”).

WHEREAS:

(A)                               GlaxoSmithKline PLC (“GSK”) has agreed to sell and Novartis AG has agreed to purchase GSK’s oncology research, development and commercialisation business (the “Business”) pursuant to a sale and purchase agreement dated 22 April 2014 and amended and restated on 29 May 2014 (as amended from time to time) (the “SAPA”).  The SAPA is subject to certain closing conditions and is expected to be completed in the first half of 2015.

(B)                               Except as specified otherwise in this Agreement, GGL wishes to be released and discharged from the Contract (as defined in this Agreement) and Genmab has agreed to release and discharge GGL from the Contract and has agreed that Novartis shall become a party to the Contract and assume all rights and obligations under the Contract in place of GGL.

(C)                               Novartis undertakes to perform the Contract and to be bound by its terms in the place of GGL as modified pursuant to the terms of this Agreement.

NOW IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               In this Agreement:

“Affiliate”

means with respect to any party, any corporation, firm, partnership or other entity that controls, is controlled by, or is under common control with such party. For these purposes, “control” shall refer to: (i) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract or otherwise, or (ii) the ownership, directly or indirectly, of at least fifty per cent (50%) (or such lesser percentage applicable in foreign jurisdictions) of the voting securities or other ownership interest of an entity. An entity shall only be considered an Affiliate for so long as such control exists. The term “Affiliates” shall be interpreted accordingly;

“Contract”

means the Co-Development and Collaboration Agreement dated 19 December 2006 between GGL and Genmab, as amended from time to time, including without limitation, by the amendments dated 30 June 2008 (Amendment No. 1), 18 December 2008 (Amendment No. 2), 1 July 2010 (Amendment No. 3), and 20 December 2010 (Amendment No. 4), a letter agreement dated 16 February 2007, a letter agreement dated 3 February 2009, a letter agreement dated 10 March 2010, a letter agreement dated 8 June 2012 and a letter agreement dated 15 February 2013,

“Effective Date”	means the date upon which completion of the sale of the Business pursuant to the SAPA takes place, and

“Revised Novation Agreement”	has the meaning given in Clause 14.

1.2                               In this Agreement, unless otherwise specified

(A)                               references to Clauses and Sub-Clauses are to clauses and sub-clauses to this Agreement,

(B)                               headings to Clauses and Sub-Clauses are for convenience only and do not affect the interpretation of this Agreement, and

(C)                               Capitalized terms used but not defined herein shall have the meanings set forth in the Contract.

2.                                      NOVARTIS’ UNDERTAKING

With effect from the Effective Date and in consideration of the undertakings given by Genmab and GGL in this Agreement, Novartis hereby undertakes to observe, perform, discharge and be bound by the Contract, as modified by this Agreement, as if Novartis were a party to the Contract in place of GGL in respect of the period from the Effective Date.  Nothing in this Agreement shall

(A)                               require Novartis to observe, perform or discharge any obligation created by or arising under the Contract falling due for performance, or which should have been performed, before the Effective Date, or

(B)                               make Novartis liable for any liabilities, claims or demands in relation to the Contract to the extent they have arisen or arise (whether before or after the Effective Date) as a result of, or otherwise relate to an act, omission, fact, matter, circumstance or event undertaken, occurring, in existence or arising before the Effective Date.

3.                                      GENMAB’S UNDERTAKING AND RELEASE OF GGL

3.1                               With effect from the Effective Date and in consideration of the undertakings given by Novartis and GGL in this Agreement, Genmab hereby

(A)                               releases and discharges GGL from all obligations to observe, perform, discharge and be bound by the Contract on or after the Effective Date and from all liabilities, claims and demands arising under the Contract on or after the Effective Date,

(B)                               accepts Novartis’ undertaking to observe, perform, discharge and be bound by the Contract (such undertaking being set out in Clause 2),

(C)                               agrees to observe, perform and discharge all liabilities and obligations arising under and be bound by the Contract in favour of Novartis as if Novartis were a party to the Contract in the place of GGL, and

(D)                               agrees to amend, effective as of the Effective Date, the Contract as set forth in Appendix 1 attached hereto and incorporated herein

3.2                               Notwithstanding the undertaking and release in Clause 3.1(A), nothing in this Agreement shall affect or prejudice any claim or demand whatsoever which Genmab may have against GGL in relation to the Contract to the extent they have arisen or arise (whether before or after the Effective Date) as a result of, or otherwise relate to an act, omission, fact, matter, circumstance or event undertaken, occurring, in existence or arising before the Effective Date.

4.                                      GGL’S UNDERTAKING AND RELEASE OF GENMAB

4.1                               With effect from the Effective Date and in consideration of the undertakings given by Genmab and Novartis in this Agreement, GGL hereby releases and discharges Genmab from all obligations to observe, perform, discharge and be bound by the Contract with respect to GGL and from all liabilities, claims and demands with respect to GGL arising under the Contract on or after the Effective Date.

4.2                               Notwithstanding the undertaking and release in Clause 4.1, but subject to Clause 6, nothing in this Agreement shall affect or prejudice any claim or demand whatsoever which GGL may have against Genmab in relation to the Contract to the extent they have arisen or arise (whether before or after the Effective Date) as a result of, or otherwise relate to an act, omission, fact, matter, circumstance or event undertaken, occurring, in existence or arising before the Effective Date.

5.                                      CONSENT TO GRANT OF SUBLICENSE TO GGL

(A)                               Pursuant to Clause 8.1(I) of the Contract, Genmab hereby consents to the grant by Novartis to GGL of an exclusive worldwide sublicense (the “Sublicense”) under the Genmab Licensed Technology (including (i) Genmab Licensed Technology owned by Genmab and/or its Affiliates, and (ii) Genmab Licensed Technology Controlled by (but not owned by) Genmab and/or its Affiliates, including such Genmab Licensed Technology that is the subject matter of the Upstream Agreements, but excluding for the avoidance of doubt the [***] for research and development purposes in the Autoimmune Field and to use, manufacture, have manufactured, promote, distribute, market, sell, have sold, offer for sale, import, export and otherwise commercialise the Licensed Product in the Autoimmune Field in the Territory.  GGL hereby agrees, in respect of the Sublicense, to observe, perform and discharge all obligations arising under the Contract to the extent such obligations relate to the Sublicense and be bound by the Contract in relation to the exercise of the Sublicense.

(B)                               Genmab agrees that, upon notification of the grant of the Sublicense by Novartis, It will use Commercially Reasonable Efforts to obtain all third party consents and make all notification required under the Upstream Agreements for the granting of the Sublicense (including to the provisions of Clauses (C) and (D) below).

(C)                               Notwithstanding any other provision of this Agreement or the Contract, Novartis acknowledges and agrees that (i) it shall be fully liable and responsible for any act or omission by GGL, including (without limitation) any breach of the terms and conditions of the Contract in connection with GGL’s exercise of its rights or performance of its obligations under the Sublicense, and (ii) the provisions of Clause 8.1(I)(4) of the Contract shall continue to apply, provided however, that in the event that such act or omission and/or breach by GGL would entitle Genmab to otherwise terminate the Contract pursuant to Clause 26.2 (Right to Terminate for Breach), such termination shall apply solely with respect to the Sublicense, and all rights and obligations of Novartis and Genmab under the Contract shall remain in effect provided always that the [***].

(D)                               In the event that [***] is entitled under the terms of the Contract, and elects, to terminate the Contract, [***] shall, to the extent it is permitted to do so under the terms of the [***], grant to [***] a direct licence of the Genmab Licensed Technology on the same terms as granted to [***] with respect to the [***] Field save where such right to terminate arises from or its related to [***] material breach of the Sublicense and/or the Contract.

(E)                                For the avoidance of doubt, this Clause 5 sets out the consent of [***] required under the Contract for the granting of the Sublicense from [***] to [***] and does not constitute the grant of the Sublicense from [***] to [***] itself.  [***] shall notify [***] promptly in writing after the grant of the Sublicense to [***] pursuant to Clause 8.1(I)(3) of the Contract.

(F)                                 For purposes of this Clause 5, the following definitions shall apply

“Autoimmune Field” means [***],

“Licensed Product” means any product that incorporates, comprises or contains the compound [***] (as defined In Appendix 1), and

“Upstream Agreements” means (i) [***], (ii) [***], (iii) [***], and (iv) [***] (as such terms are defined in the Contract).

6.                                      WAIVER OF DEVELOPMENT COSTS

GGL and Genmab acknowledge that, pursuant to Clause 4.17(D) of the Contract, as of the Effective Date, Genmab has [***].  Furthermore, as of the Effective Date GGL [***].

7.                                      NOTICES

7.1                               For the purposes of all provisions in the Contract (as of the Effective Date) and this Agreement concerning the service of notices, such notices shall be in writing and sent to the other parties at the postal address or email address given in this Clause 7 or as otherwise notified in writing to the other parties.  If a notice is delivered by email, the party giving notice shall also promptly provide a confirmatory copy of the notice by post.

7.2                               Where a notice is delivered by post, the deemed date of delivery will be the second Business Day after posting.  Where a notice is delivered by email, the deemed date of delivery will be the date of transmission (irrespective of the date on which the confirmatory postal copy is received).

Novartis Pharma AG	[***]

For the attention of:	[***]

With copies to :

Novartis Pharma AG	[***]

For the attention of:	[***]

Novartis Pharmaceuticals Corporation	[***]

For the attention of:	[***]

[***]	[***]

For the attention of:	[***]

GenmabA/S	[***]

For the attention of:	[***]

With copies to:

Genmab A/S	[***]

For the attention of:	[***]

Glaxo Group Limited	[***]

For the attention of:	[***]

With copies to:	[***]

For the attention of:	[***]

8.                                      MISCELLANEOUS

8.1                               This Agreement shall be treated as constituting all actions, confirmations, consents and undertakings required from GGL, Novartis and Genmab under the Contract for the purpose of giving effect to the novation and transfer of GGL’s rights and obligations under the Contract to Novartis from the Effective Date, the amendments to the Contract and other releases, consents and waivers granted in this Agreement, all on the terms hereof.

8.2                               None of the provisions of this Agreement shall take effect until the Effective Date and, in the event that the completion of the sale of the Business pursuant to the SAPA never takes place, this Agreement shall never come into effect.

9.                                      CONFIDENTIALITY

9.1                               Each party shall treat as confidential all information obtained as a result of entering into or performing this Agreement which relates to

(A)                               the provisions of this Agreement and the SAPA,

(B)                               the negotiations relating to this Agreement,

(C)                               the subject matter of this Agreement and the SAPA, or

(D)                               the other parties and/or any of their respective Affiliates.

9.2                               Each party shall

(A)                               not disclose any such confidential information to any person other than any of its Representatives who need to know such information for purposes connected with this Agreement, and

(B)                               procure that any person to whom any such confidential information is disclosed by it complies with the restrictions contained in this Clause 9 as if such person were a party to this Agreement.

For the purposes of this Clause 9, “Representatives” means, in relation to a party, its Affiliates and the directors, officers, employees and agents of that party and/or its Affiliates

9.3                               Notwithstanding the other provisions of this Clause 9, each party and its respective Representatives may disclose any such Confidential information

(A)                               to the extent required by law,

(B)                               to the extent required by any securities exchange or regulatory or governmental body to which that party or its Representative is subject or submits wherever situated,

(C)                               to the extent required to vest the full benefit of this Agreement in any party,

(D)                               to its professional advisers on a need to know basis and on terms that such professional advisers undertake to comply with the provisions of Clause 9.1 in respect of such information as if they were party to this Agreement,

(E)                                to the extent the information has come into the public domain through no fault of any party, or

(F)                                 to the extent the other parties have given prior written consent to the disclosure.

9.4                               Any information to be disclosed pursuant to Sub-Clauses 9.3(A) and 9.3(8) shall be disclosed only after, to the extent possible and permitted by law, consultation with the other parties.  The parties acknowledge that Genmab Is required to file a press release immediately upon execution of the Agreement and agree that such press release may be issued in the form substantially as attached hereto as Appendix 2.

9.5                               The restrictions contained in this Clause 9 shall apply without limit in time and (as between GGL and Novartis) are subject to any provision relating to confidentiality in the SAPA.

10.                               COSTS

Each party shall pay its own costs and expenses in relation to the negotiation, preparation and execution of this Agreement.

11.                               COUNTERPARTS

11.1                        This Agreement may be executed and delivered (including by facsimile or portable document format (PDF) transmission) in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

11.2                        Each counterpart shall constitute an original of this Agreement and all of the counterparts shall together constitute one and the same instrument.

12.                               FURTHER ASSURANCE

Each party shall at its own cost, from time to time on request, do or procure the doing of all acts and/or execute or procure the execution of all documents (in a form satisfactory to the other parties) that the other parties may reasonably consider necessary to give full effect to this Agreement and secure to each of the parties the full benefit of the rights, powers and remedies conferred upon each of the parties in this Agreement.

13.                               INVALIDITY

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair

(A)                               the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement, or

(B)                               the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

If any provision or part-provision of this Agreement is held by any court or competent authority to be illegal, invalid or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, It is legal, valid and enforceable, and, to the greatest extent possible, achieves the intended commercial result of the original provision.

14.                               REVISED NOVATION AGREEMENT

No later than [***] calendar days prior to the Effective Date, Novartis may serve a notice on the parties to this Agreement that an Affiliate of Novartis ([***]) shall be the contracting party in place of Novartis and shall deliver to GGL and Genmab an agreement on identical terms to this Agreement (save for the identity of Novartis) executed by the Affiliate in place of Novartis (the “Revised Novation Agreement”) GGL and Genmab shall, no later than [***] calendar days prior to the Effective Date, execute counterparts of the Revised Novation Agreement and return them to the parties to this Agreement.  Following the execution by each party of at least one counterpart to the Revised Novation Agreement, this Agreement shall terminate and cease to have effect and the Revised Agreement shall replace this Agreement in its entirety.  In connection with any change in the contracting party pursuant to this Clause 14, if so requested by Genmab, Novartis shall provide a parent guarantee of the obligations of the new Affiliate under this Agreement

15.                               CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties to this Agreement do not intend that any term of this Agreement should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement

16.                               VARIATION, AMENDMENTS AND WAIVERS

No variation or amendment of this Agreement shall bind any party unless made in writing in English and agreed to in writing by duly authorised representatives of each of the parties No waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed by the party against whom the waiver is to be effective.  No waiver by any party of any breach or violation or default under or inaccuracy in any representation, warranty or covenant hereunder shall affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  Except to the extent that this Agreement expressly provides for performance within a specified time period, no delay or omission of any party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

17.                               GOVERNING LAW

This Agreement shall be governed by and construed in accordance with [***] law.  Any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, Is to be governed by and determined in accordance with [***] law.

18.                               JURISDICTION

18.1                        The provisions of Clauses 25.2 and 25.4 of the Contract shall apply mutatis mutandis to this Agreement.

IN WITNESS of which a duly authorised representative of each of the parties has executed this Agreement on the day and year first before written.

SIGNED by

for and on behalf of
GLAXO GROUP LIMITED

Name:

Title:

SIGNED by

for and on behalf of
NOVARTIS PHARMA AG

Name:

Title:

SIGNED by

for and on behalf of
NOVARTIS PHARMA AG

Name:

Title:

SIGNED by

for and on behalf of
GENMAB A/S

Name:

Title:

SIGNED by

for and on behalf of
GENMAB A/S

Name:

Title:

APPENDIX 1

1                 Section 1 of the Contract (Definitions) is hereby amended by (a) deleting Clauses 1.2, 1.4, 1.29, 1.120 and 1.132 of the Contract and replacing them in their entirety with the following new Clauses 1.2, 1.4, 1.29, 1.120 and 1.132, and (b) inserting the following new definition of “Effective Date”, “Genmab Follow-on Product” and “Novartis Product” m the Contract as follows

“1.2                “Additional Product” shall mean a product that contains (i) [***] (but excluding HuMax-CD20, any Backup Antibody Candidate and [***]) and (ii) any Derivative Product of HuMax-CD20 or of any Backup Antibody Candidate, but excluding in all events, any Novartis Product and any Genmab Follow-on Product.  For this purpose, “Derivative Product” means a product that contains a [***], Derivative Products include, without limitation, [***]

“1.4                “Approved Sublicensee” shall mean (i) any Affiliate of Novartis or (ii) any Third Party which contracts with Novartis to undertake activities on Novartis’ behalf in a country or geographical area where Novartis does not have a presence such that it (or its Affiliates) can undertake such activities itself or (iii) any Third Party which contracts with Novartis in the ordinary course of business, such as, but not limited to, contract manufacturers, contract sales organizations and contract research organizations, in each case in compliance with the provisions of Clause 8.1(I), in each case excluding [***]

“1.29              “Commercially Reasonable Efforts” means the efforts and resources commonly used by a Party for a [***] with similar market prospects at a similar stage in its product life cycle, taking into account the stage of development or commercialisation of the product, the cost-effectiveness of efforts or resources while optimizing profitability, the competitiveness of alternative products that are or are expected to be in the marketplace, the patent and other proprietary position of the product, the profitability of the product and alternative products and other relevant commercial factors, but excluding consideration of any obligations to the other Party under this Agreement.  Novartis shall not be permitted to take into account the [***] as part of the foregoing standards of efforts and resources which constitute Commercially Reasonable Efforts under this Agreement.”

“1.120            “Product” shall mean any pharmaceutical preparation in final form containing HuMax-CD20 (or, where permitted in accordance with the provisions of this Agreement and, where relevant and required under the [***]), for sale by prescription, over-the-counter or any other method, or any dosage form, formulation, presentation, line extension or package configurations, including such Product m Development where the context so requires in this Agreement, but excluding in all events, any Novartis Product and any Genmab Follow-on Product.”

1.132              “Significant Competition” shall mean that Competing Product(s) sold [***], when taken together, account(s) for [***], as determined by reference to data published in IMS, or such other publication as the JSC may agree, provided that a [***] not constitute a Competing Product for the purposes of Significant Competition.

“Effective Date” shall mean

“Genmab Follow-on Product” shall mean any product owned by, or licensed from Third Parties to, Genmab or its Affiliates which

(A)                               [***]

(B)                               has been modified compared to ofatumumab such as [***]

(C)                               [***],

and excluding, for the avoidance of doubt, ofatumumab

“Novartis Product” shall mean any product owned by, or licensed from Third Parties to, Novartis or its Affiliates or its permitted Sublicensees under this Agreement, including [***], developed or commercialised without use of (i) Genmab’s Confidential Information, (ii) Genmab Licensed Technology, or (iii) any of Novartis’ Confidential Information generated in connection with a Product or an Additional Product.”

2.              Section 2 of the Contract (The Joint Steering Committee) is hereby amended by (a) deleting the phrase “and Budget” from Clause 2.4(8), and (b) deleting the phrase “(including the annual budget)” from Clause 2.4(C)

3.              A new sentence shall be inserted at the end of Clause 2.10 as follows:

“The Parties shall notify each other of the names of those persons acting as their respective Alliance Director, Project Leader, JSC representatives and DT representatives within [***] calendar days after the Effective Date (such representatives may be replaced at any time by providing written notice thereof to the other Party).  Furthermore, the Parties shall arrange to meet in the JSC and DT within [***] calendar days after the Effective Date among others to discuss and agree on the revised Development Plan.”

4.              Section 3 of the Contract (Financial Reporting and Reconciliation) is hereby amended by [***] in their entirety.

5.              Section 4 of the Contract (Development) is hereby amended by deleting the phrase “and the Budget for review and approval by the JSC” from Clause 4.2(C).

6.              Section 4 of the Contract (Development) is hereby amended by deleting Clause 4.17(C) and replacing it in its entirety with “(C) Reserved.”

7.              Section 4 of the Contract (Development) is hereby amended by inserting a new Clause 4.17(F) as follows:

“As of the Effective Date, Novartis shall be solely responsible for all Development Costs incurred in the Development of the Product, whether for Oncology Indications, AutoImmune indications, or Non-Oncology Indications (other than Auto-Immune Indications), including without limitation, all decision-making rights related to the Budget therefor, such that Genmab shall have no further liability to Novartis pursuant to Clauses 4.17(D) and 4.17(E)”

8.              Section 4 of the Contract (Development) is hereby amended by inserting a new Clause 4.17(D)(4) in the Contract as follows:

“(4) Waiver of Certain Development Costs.  The Parties agree that Genmab’s liability under Clause 4.17(D) for Development Costs incurred in the Development of the Product for Oncology Indications after the Effective Date, whether required to be funded by Genmab under Clause 4.17(D)(2) or [***] is hereby irrevocably waived by Novartis”

9.              Section 4 of the Contract (Development) is hereby amended by inserting the new Clause 4.18 in the Contract as follows:

“4.18 Current Clinical Studies.  Notwithstanding Clause 4.7, Novartis agrees to use Commercially Reasonable Efforts to complete those [***] set forth on Exhibit 4.18 and, agrees for each such [***], to use Commercially Reasonable Efforts to [***] in [***], in connection with the same.”

10.       Section 8 of the Contract (Intellectual Property Rights, etc) is hereby amended by deleting Clause 8.1(D) and replacing it with the following:

“8.1(D) Reservation of Rights to Genmab.  Genmab shall have the right to use the Genmab Licensed Technology with respect to (i) the Product only in connection with fulfilling its obligations under the Agreement, including under the Development Plan, and (ii) a Genmab Follow-on Product.”

11.       Section 10 of the Contract (Intellectual Property Rights) is hereby amended by inserting a new Clause 10.14 In the Contract as follows:

“10.14 Genmab Follow-on Products and Novartis Products.  For the avoidance of doubt, (a) any and all Intellectual Property Rights subsisting in and to the Genmab Follow-on Products shall be owned by Genmab (or its Affiliates) and this Agreement does not (expressly or impliedly) grant to, or vest in, Novartis any rights whatsoever in or to the Genmab Follow-on Products, and (b) any and all Intellectual Property Rights subsisting in and to the Novartis Products shall be owned by Novartis (or its Affiliates or its permitted sublicensees under this Agreement, as applicable) and this Agreement does not (expressly or impliedly) grant to, or vest in, Genmab any rights whatsoever in or to the Novartis Products.”

12.       Section 12 of the Contract (Confidentiality) is hereby amended by inserting the new sentence at the end of Clause 12.3 as follows:

“Notwithstanding the foregoing, Novartis shall establish and maintain appropriate safeguards to prevent sharing by its Oncology Business Unit of (i) any Confidential Information of Genmab (including, without limitation, any Genmab Licensed Technology), and (ii) any Confidential Information of Novartis generated in connection with a Product or an Additional Product, with any members of the [***] division (including [***] or any controlled Affiliates of [***]) developing the Novartis Product.”

13.       The Table within Clause 16.3 shall be amended by deleting the sentence after Sales Milestones In its entirety and replacing it in its entirety with the following new sentence:

[***]

14.       Clause 17.6 of the Contract is hereby amended by inserting the new sentence at the end of Clause 17.6 as follows

“The Parties agree that if Novartis uses another manufacturing system or takes its own commercial licence with [***], Genmab’s obligations to share any payments under such system or commercial licence shall not exceed its obligations to share costs as at the Effective Date.”

15.       Section 17 of the Contract is hereby amended by inserting a new Clause 17.9 at the end of the section as follows:

“17 9 As soon as reasonably practicable, but in any event no later than [***] Business Days after the end of each month and Calendar Quarter, Novartis will provide Genmab with a [***] (as applicable) “flash sales report” in order to give Genmab an indication of the approximate royalties (for all Products, including (without limitation) Products for [***] and [***]) that are likely to be due to it under the applicable royalty report pursuant to Clause 19.5.  Such “flash sales report” shall be provided as a courtesy estimate only and shall not be used as a basis of comparison against actual royalties due or be considered binding in any way.  For the avoidance of doubt, royalty reports and “flash sales reports” hereunder shall be deemed to be “Confidential Information” of Novartis subject to the terms and conditions of the Agreement.”

16.       Section 18 of the Contract is hereby amended by inserting a new Clause 18.3 as follows:

“18.3 [***]

17.       Section 19 of the Contract (Other provisions relating to payments) is hereby amended by inserting the following new Clause 19.8 at the end of the section:

“19.8 Novartis Products.  For the avoidance of doubt, in no event shall any royalties, milestones, or any other financial payments be payable on sales of, or otherwise in respect of, any Novartis Products.”

18.       Section 21 of the Contract (Warranties) is hereby amended by inserting the following sentence after sub-section (B) in Clause 21.2:

“Novartis shall repeat the warranties given in this Clause 21.2 to Genmab on the Effective Date.”

19.       Section 21 of the Contract (Covenants) Is hereby amended by deleting Clauses 21.4(8) and 21.4(C)(2) of the Contract in their entirety and inserting the following new Clause 21.4(8) “For the sake of clarity, (i) Genmab shall be entitled to develop and commercialize any Genmab Follow-on Product and Novartis shall be entitled to develop and commercialize any

Novartis Product, all of which shall be deemed outside the scope of this Agreement, and (ii) Product (including a Backup Antibody Candidate or an Additional Product, as applicable) will fall within the scope of this Agreement.”

20.       Section 25.3(8)(4) of the Contract (Reserved Disputes) is hereby amended by deleting the phrase “other than any Disputes in relation to whether any claimed costs constitute Development Costs for Oncology Indications.”

21.       The Contract is hereby amended by adding Exhibit 4.18, in the form attached hereto as Annex A.

22.       All references to “Glaxo Group Limited” In the Contract are hereby replaced with “Novartis Pharma AG”, and all references to “GSK” in the Contact are hereby replaced with “Novartis.”

23.       Save as set forth in this Appendix 1, all other terms and conditions of the Contract shall remain in full force and effect.